Exhibit 10.2

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DISTRIBUTION AND SUPPLY AGREEMENT

by and between

ViroPharma Incorporated

and

Prasco, LLC

dated November 30, 2007

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i

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(continued)

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(continued)

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(continued)

		Page

12.10	Counterparts	34

12.11	Headings	34

12.12	Construction	34

12.13	Governing Law	34

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DISTRIBUTION AND SUPPLY AGREEMENT

This Distribution and Supply Agreement (this “Agreement”) is made as of November 30, 2007 (the “Effective Date”), by and among ViroPharma Incorporated, a Delaware corporation (hereinafter referred to as “Manufacturer”), and Prasco, LLC, an Ohio limited liability company (hereinafter referred to as “Distributor”).

Recitals

WHEREAS, Manufacturer will supply, and Distributor will purchase, distribute and sell, the Products (as defined herein) in the Territory in accordance with the terms hereof.

NOW THEREFORE, in consideration of the mutual covenants and consideration set forth herein, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following defined terms shall have the meanings set out in this Article 1.

1.1 “Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.2 “Adverse Drug Experience” means any of the following: an “adverse drug experience,” a “life-threatening adverse drug experience,” a “serious adverse drug experience,” or an “unexpected adverse drug experience,” as those terms are defined at 21 C.F.R. § 314.80.

1.3 “Affiliate” of a Party means any entity that directly or indirectly controls, is controlled by, or is under common control with, such Party.

1.4 “Aggregate Inventory” means, at any given time, the total of Products in units that Distributor has on hand at all of its storage and/or distribution facilities and that Distributor has on order from Manufacturer.

1.5 “Allowance for Distribution and Marketing” means *** percent (***%) of ***.

1.6 “Applicable Laws” means any statute, law, treaty, rule, code, ordinance, regulation, permit, interpretation, certificate or order of a government authority, including the FDA, or any judgment, decision, decree, injunction, writ, order, subpoena, or like action of any court, arbitrator or other government entity including the U.S. Federal Food, Drug & Cosmetic Act.

1.7 “Audited Party” has the meaning given in Section 5.7(d) hereof.

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1.8 “Auditing Party” has the meaning given in Section 5.7(d) hereof.

1.9 “Bankruptcy Event” means, with respect to a Person, that such Person becomes insolvent, or voluntary or involuntary proceedings by or against such Person are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such Person, or proceedings are instituted by or against such Person for corporate reorganization or the dissolution of such Person, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or such Person makes an assignment for the benefit of its creditors, or substantially all of the assets of such Person are seized or attached and not released within sixty (60) days thereafter.

1.10 “Branded Products” means the brand drug Vancocin®, manufactured and distributed in accordance with NDA 50-606 and marketed under the Trademark.

1.11 “Change in Control” means (i) the liquidation or dissolution of a Party or the sale or other transfer by a Party (excluding transfers to subsidiaries) of all or substantially all of its assets; or (ii) the occurrence of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, sale or transfer of assets or other transaction, as a result of which any person, entity or group (a) becomes the beneficial owner, directly or indirectly, of securities of a Party representing more than 50% of the ordinary shares of such Party or representing more than 50% of the combined voting power with respect to the election of directors (or members of any other governing body) of such Party’s then outstanding securities, or (b) obtains the ability to appoint a majority of the Board of Directors (or other governing body) of a Party, or obtains the ability to direct the operations or management of a Party or any successor to the business of a Party; provided, however, that for purposes of this definition, the term “Party,” in the case of Distributor, shall be deemed to mean Distributor and/or Scion Companies, LLC, the corporate parent of Distributor.

1.12 “Commencement Date” has the meaning given in Section 2.1.

1.13 “Competitive Product” means a drug product that contains vancomycin HCl and (a) is marketed as a generic version of any of the Branded Products or (b) is marketed as a branded product and is indicated on its label for Clostridium difficile associated disease and/or infection.

1.14 “Confidential Information” means all proprietary materials, data or other information (whether or not patentable) regarding a Party’s know how, products, business information or objectives, that is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, data or other information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing, materials, data or other information that are disclosed by a Party in writing without an appropriate letter, stamp or legend, or that are orally, electronically or visually disclosed by a Party, shall constitute Confidential Information of such Party if (a) such Party, within *** (***) days after such disclosure, delivers to the receiving Party a written document or documents describing the materials, data or other information, indicating that such materials, data or other information constitute Confidential Information, and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons

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to whom such disclosure was made, or (b) such materials, data or other information are of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties.

1.15 “Distributor Discretionary Change” has the meaning given in Section 4.2(b) hereof.

1.16 “Event of Default” has the meaning given in Section 10.4 hereof.

1.17 “FDA” means the United States Food and Drug Administration.

1.18 “Field Alert Report Event” means, as provided in 21 C.F.R. § 314.81(b)(1), information concerning any incident that causes the drug product, or its labeling to be mistaken for, or applied to, another article; or information concerning any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the distributed drug product, or any failure of one or more distributed batches of the drug product to meet the specification established for it in the application.

1.19 “First Commercial Sale” means the date of the first sale of a Product to a Third Party in the Territory pursuant to the terms of this Agreement.

1.20 “Force Majeure Event” has the meaning given in Section 10.7 hereof.

1.21 “Initial Products” means the 125 mg and 250 mg oral capsule dosage forms the Branded Products in finished final packaging form as contemplated by this Agreement.

1.22 “Initial Term” has the meaning given in Section 10.1 hereof.

1.23 “Manufacturer Discretionary Change” has the meaning given in Section 4.2(a) hereof.

1.24 “NDA” means a New Drug Application pursuant to Section 505 of the Act (21 U.S.C. Section 355), or the applicable regulations (21 CFR Part 314), including any supplements, amendments or modifications submitted to or required by the FDA or any successor application or procedure for approval to market a pharmaceutical product.

1.25 “NDC#” means a unique 3-segment number that identifies the labeler/vendor, the product and the trade package size.

1.26 “Net Distributable Profits” for a quarter means Distributor’s Net Sales of all Products in the Territory for such quarter minus the sum of (a) the Supply Price for such Products (as incurred or calculated for the applicable quarter), (b) the Allowance for Distribution and Marketing for such Net Sales, and (c) all actual and reasonable costs incurred by Distributor associated with the *** and *** of Products to Distributor, including the cost of ***, ***, ***, ***, and ***, provided that except as provided in Section 3.2(c), in no event shall Net Distributable Profits be less than ***for any quarterly period; for the sake of clarity, in the event that the calculation of Net Distributable Profits yields a number less than $***, in no circumstances shall Manufacturer owe a refund, credit, reimbursement or any other compensation to Distributor, except as provided in Section 3.2(c).

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1.27 “Net Sales” means the gross amount billed or invoiced to independent Third Party customers (including taxes) for sales of Products on an SKU basis (“Distributor’s Selling Price”), less reasonable and customary deductions, consistent with Distributor’s financial reporting practices, for (a) quantity, trade or cash discounts or allowances (including customer rebates) actually allowed and taken, (b) amounts accrued by reason of rejections or returns of goods and government mandated rebates, or because of chargebacks or Retroactive Price Reductions and (c) taxes charged to the customer and itemized on the invoice and directly related to the sale of Products, all determined in accordance with United States generally accepted accounting principles consistently applied. Products shall be considered sold by Distributor as of the date of the earliest to occur of shipment (if title passes to the customer at the time of shipment), delivery, billing or payment. Net Sales are subject to adjustment in accordance with the provisions of Section 2.7.

1.28 “Party” means Manufacturer or Distributor, as the case may be, and “Parties” means Manufacturer and Distributor.

1.29 “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

1.30 “Product Listing” means filing with the FDA a list of drugs in commercial distribution as required by law.

1.31 “Products” means, collectively, the Initial Products and any other dosage formulation of vancomycin HCL that Manufacturer has elected to include in this Agreement pursuant to Section 2.2.

1.32 “Regulatory Agency” means the FDA and the regulatory agency or notified body in a country that performs the same or equivalent function as the FDA in the United States. Any reference to a rule or requirement of the FDA herein shall refer, if the circumstances make it applicable, to the equivalent rule or requirement of any other Regulatory Agency.

1.33 “Required Manufacturing Change” has the meaning given in Section 4.1 hereof.

1.34 “Retroactive Price Reduction” means an effective reduction in the selling price for Products that occurs after Distributor’s Third Party customer purchases the Product, provided the reduction is consistent with industry practices relating to shelf stock adjustments and in-transit adjustments and is documented by a credit memo issued by Distributor to its customer (or by the customer to Distributor) or implemented by any other form of payment, such as a check or free goods.

1.35 “Rolling Forecast” has the meaning given in Section 5.3(a) hereof.

1.36 “SKU” means a given package size of a given strength of Product.

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1.37 “Specifications” means the specifications for each Product contained in the NDA for the Branded Products.

1.38 “Supply Price” has the meaning given in Section 3.1 hereof.

1.39 “Term” has the meaning given in Section 10.1 hereof.

1.40 “Territory” means the United States of America, its territories and possessions.

1.41 “Third Party(ies)” means any Person other than the Parties or their respective Affiliates.

1.42 “Trademark” means Vancocin®.

ARTICLE 2

DISTRIBUTION RIGHTS AND OBLIGATIONS

2.1 Commencement Date; First Commercial Sale. Manufacturer shall have the sole right and discretion to determine if and when to launch the Products with Distributor under this Agreement. If Manufacturer decides to so launch the Products, Manufacturer shall provide Distributor with written notice specifying a date for Distributor to commence distributing and marketing the Products. A notice delivered by Manufacturer under this Section 2.1 is referred to herein as a “Commencement Notice,” and the date specified in a Commencement Notice is referred to herein as the “Commencement Date.” Effective as of the Commencement Date, Manufacturer grants to Distributor a license under the NDA for the Branded Products to distribute and sell the Products in the Territory as generic products. Upon delivery of the Commencement Notice, Manufacturer shall supply the Products to Distributor (except for pre-launch supply quantities, which Manufacturer may supply prior to the Commencement Notice), and Distributor shall distribute and market the Products in the Territory as generic products commencing as of the Commencement Date, in each case in accordance with this Agreement. Until the Commencement Date, Manufacturer shall have no obligation to supply Products to Distributor, and Distributor shall have no right to distribute, advertise, promote or sell the Products, except that, with Manufacturer’s prior written consent in Manufacturer’s sole discretion, Distributor may engage in pre-booking activities of the type described in Exhibit 2.1. If Manufacturer does not elect to send a Commencement Notice, Distributor’s sole right shall be to terminate this Agreement in accordance with Section 10.3(a) hereof. Distributor shall launch the Products no later than the later of (x) the Commencement Date, (y) a date within *** (***) business days after Distributor’s receipt of the Commencement Notice, and (z) a date within *** (***) business days after Distributor’s receipt of launch quantities of the Products in compliance with this Agreement. Within *** (***) days after the First Commercial Sale, Distributor shall send written notice to Manufacturer specifying the date of the First Commercial Sale.

2.2 Additional Product. During the Term, Manufacturer may specify additional dosage forms of vancomycin HCl, either as a single entity or in combination, to be included in the definition of “Product” and to be distributed and sold by Distributor in accordance with this

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Agreement (an “Added Product”). If Manufacturer elects to include Added Product, Manufacturer shall provide Distributor prior written notice of such election (the “Added Product Election”), together with the Supply Price for such Added Product (the “Added Product Supply Price”). The Added Product Election shall de deemed to amend Exhibit 3.1 to establish the Added Product Supply Price. The Supply Price for such added Product shall be determined in accordance with the same criteria as the Supply Prices set forth in Exhibit 3.1. Following such Added Product Election, such added Product shall be deemed a “Product” for all purposes hereunder. Distributor shall launch such added Products within *** (***) business days after the later of (x) Distributor’s receipt of the Added Product Election, and (y) Distributor’s receipt of launch quantities of such added Products.

2.3 Supply and Commercial Exploitation. Distributor shall purchase all of its requirements of the Products exclusively from Manufacturer and in accordance with this Agreement. The purchase price paid by Distributor for Products shall equal the Supply Price payable under Section 3.1 plus the percentage of Net Distributable Profits payable under Section 3.2. Distributor shall use commercially reasonable efforts to distribute, promote and expand the sale of the Products as generic products in the Territory. In promoting and distributing the Products, Distributor shall not use the Trademark or any other trademark or trade name, except that Distributor may, in a manner consistent with Applicable Laws and subject to the provisions of Section 6.4: (a) use the Trademark on promotional materials to the extent necessary to indicate that the Products are substitutable for the Branded Products and are “authorized generics” of the Branded Products, and (b) identify itself as the distributor of the Product using its “Prasco” trade name and trade dress.

2.4 Limitation on Distributing Competing Products. Except for Distributor’s distribution and sale of the Products in accordance with this Agreement, during the Term, Distributor shall not, and Distributor shall cause its Affiliates to not, purchase, manufacture, supply, promote, advertise, merchandise, distribute, sell or offer for sale, directly or indirectly any Competitive Product in the Territory. During the Term, Manufacturer shall not distribute or sell or authorize or permit the distribution or sale of any Product or Products as a generic product in the Territory other than through Distributor.

2.5 Distribution Obligations. Distributor shall comply with all Applicable Laws and act in a manner consistent with industry practices as a pharmaceutical distributor, including: (a) store, handle and distribute its inventory of the Products in clean and sanitary conditions as required to maintain the quality and traceability of the Products, and in accordance with the labeling for the Products; (b) not alter the Products in any manner; (c) comply with the Act and all other applicable federal, state and local food, health and other relevant laws and regulations within the Territory in connection with its distribution and sale of the Products; and (d) not promote or market the Products in any manner which is inconsistent with the labeling of the Products or applicable laws and regulations (including without limitation, 21 CFR Section 201), or otherwise make any false or misleading representations to customers or others regarding the Products.

2.6 Solicitation Outside Territory. Distributor shall not, and Distributor shall cause its Affiliates to not (a) solicit orders for sales of any Product or Products to any existing or prospective customer outside the Territory, (b) deliver or tender (or cause to be delivered or

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tendered) any Product or Products outside of the Territory, or (c) sell any Product or Products to, or solicit any sales from, a customer if Distributor knows or has reason to know that such customer intends to resell the Products outside of the Territory.

2.7 Pricing. Distributor shall have sole discretion in establishing the prices at which Distributor sells the Products. In exercising its pricing discretion, if Distributor or its Affiliates sell Products to a customer who also purchases other products or services from Distributor or its Affiliates, then Distributor agrees not to, and shall require its Affiliates not to, allocate the sales price of the jointly-purchased units of the Product and the other products or services, or any discounts offered in connection therewith, in a manner that is reasonably likely to disadvantage Distributor’s Net Sales of the Products in order to benefit sales or prices of other products or services offered by Distributor or its Affiliates. Distributor also agrees that if it violates the foregoing prohibitions, including if it prices the Products in order to gain or maintain sales of other products, then for purposes of calculating the payments due hereunder, then, in addition to any other remedies available to Manufacturer, the Net Sales shall be adjusted to reverse any discount or other incentive provided by Distributor that was in excess of customary discounts for the Products (taking into consideration all relevant data for the Product, including similar products marketed under similar market conditions by Distributor and/or similarly situated distributors).

2.8 Reservation of Rights. Except as expressly provided in this Agreement, Manufacturer is not granting to Distributor any right, title or interest, whether express or implied. Nothing in this Agreement shall preclude or prevent Manufacturer or its Affiliates from manufacturing, marketing or selling the Branded Products (either by itself or through a Third Party) in the Territory, except that during the Term, Manufacturer shall not authorize the distribution or sale of any Product or Products as a generic product in the Territory other than through Distributor. Except as set forth in Section 2.1, nothing contained in this Agreement shall grant (or be construed as granting) to Distributor any right, title or interest in, to or under any NDA held in the name of Manufacturer, or any supplement thereto, or any other intellectual property right owned or controlled by Manufacturer.

2.9 Product Listing; NDC#; Manufacturer. Distributor shall be responsible for complying with the Product Listing requirements with respect to the Products. Distributor shall distribute and sell the Products using only a NDC# that reflects Distributor as the distributing and selling party. Distributor shall take all actions necessary to obtain such new NDC# prior to the Commencement Date with prior notice to and approval from Manufacturer.

2.10 Contract Manufacture. Distributor acknowledges and agrees that Manufacturer uses Affiliates and/or Third Parties to contract manufacture or package the Products. Manufacturer acknowledges and agrees that such arrangements shall not limit Manufacturer’s obligations under this Agreement, subject to the provisions of Section 10.7.

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ARTICLE 3

FINANCIAL PROVISIONS

3.1 Supply Price.

(a) Distributor shall pay Manufacturer a supply price for the Products on an SKU basis. The initial supply price for each Product is set forth in Exhibit 3.1, and each such price shall be subject to adjustment from time to time as set forth herein. With respect to each Product, the price set forth in Exhibit 3.1 as adjusted from time to time as set forth herein is referred to as the “Supply Price.”

(b) The Supply Price for each Product shall remain firm for so long as Manufacturer’s Actual Cost for that Product has not changed. Upon a change in Manufacturer’s Actual Cost for a Product, the Supply Price for that Product shall be increased or decreased (as applicable) to reflect Manufacturer’s Actual Cost for that Product on a first-in first-out basis. Manufacturer shall promptly give Distributor written notice of any change in its Actual Cost.

(c) In no event shall the Supply Price be less than Manufacturer’s Actual Cost.

(d) The term “Actual Cost” means (i) Manufacturer’s documented costs paid to its Third Party manufacturers for Products, plus (ii) the amount included in the per carton Supply Price set forth in Exhibit 3.1 relating to the cost of one full-time equivalent employee allocated to support the Products. (The amount in item (ii) is not subject to change during the Term.)

3.2 Net Distributable Profits.

(a) Following the Commencement Date, and during the remaining Term, Distributor shall pay Manufacturer a percentage of Net Distributable Profits per quarter as specified in Exhibit 3.2 and shall make such payments in accordance with Section 3.3. For purposes hereof, a “quarter” is measured as follows: (i) for the first quarter, the stub period beginning on the date of the First Commercial Sale and ending on the last day of the calendar quarter (March 31, June 30, September 30 or December 31) in which the First Commercial Sale occurs; (ii) for the next succeeding quarters, the full calendar quarter period; and (iii) for the final quarter, the stub period beginning on the first day of the calendar quarter and ending on the termination or expiration of this Agreement. Notwithstanding the foregoing, if the First Commercial Sale occurs on a date that makes the first stub period less than two months, then for purposes of this Agreement, the “first quarter” shall be the period beginning on the date of the First Commercial Sale and ending on the last day of the first full calendar quarter after the stub period.

(b) The Parties acknowledge that the deductions from Net Sales set forth in Section 1.28(b) shall be accrued during the applicable quarter but that the actual deductions of such items for such quarter may not finally be known until after Distributor makes a payment to Manufacturer under Section 3.3(b) for such quarter. Accordingly, on an ongoing basis, Distributor shall compare actual deductions for such items against the accruals for such items used to calculate payments under Section 3.3(b) in prior quarters. Within ******(***) days after the end of each calendar quarter, Distributor shall provide to Manufacturer (in accordance with the Accrual Rollforward Report included in Exhibit 3.2(b)) a

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rollforward of accrual activity during the previous quarter. Such rollforward shall show accruals at the beginning of the period, additions to accruals, actual charges against such accruals, any adjustments to accruals deemed necessary by Distributor, and ending accruals held by Distributor at the end of the calendar quarter. Any adjustments to existing accruals shall be included in the computation of Net Sales in the month following the distribution of the accrual analysis.

(c) Upon the expiration or termination of this Agreement, Distributor shall continue to provide Manufacturer with an Accrual Rollforward Report as provided above until all adjustments to existing accruals are determined, and within *** (***) days after Distributor delivers each such Accrual Rollforward Report, (i) if Distributor reports a decrease in amounts previously accrued, Distributor shall pay Manufacturer the resulting increase in Manufacturer’s share of Net Distributable Profits, and (ii) if Distributor reports an increase in amounts previously accrued, Manufacturer shall pay Distributor the resulting decrease in Manufacturer’s share of Net Distributable Profits. Nothing contained herein shall require Manufacturer to pay any disputed amounts set forth in such report or notice, or otherwise constitute a waiver of any right of Manufacturer to dispute the amounts set forth in such report or notice.

3.3 Quarterly Payment of Net Distributable Profits. During the period commencing after the First Commercial Sale and continuing thereafter until the end of the calendar quarter in which this Agreement terminates or expires:

(a) Within *** (***) days after the end of each calendar ***, ending after the Commencement Date, Distributor shall deliver to Manufacturer a written report, showing with respect to the immediately preceding *** (i) inventory of Product in Distributor’s distribution facilities as of the first and last days of such ***, and units of Product received and shipped during such *** (all in accordance with the report included in Exhibit 3.3(a)(i)), and (ii) the calculation of the Net Sales, Net Distributable Profits, and Manufacturer’s share of Net Distributable Profits made in accordance with the report included in Exhibit 3.3(a)(ii), including where Exhibit 3.3(a)(ii) references “adjustments,” Distributor’s actual experience. Within ******(***) days after the end of each calendar quarter, Distributor shall submit to Manufacturer a written report in the form of Exhibit 3.3(a)(ii), completed with respect to the prior quarter.

(b) Simultaneously with the delivery of such written report, Distributor shall remit the total amount due to Manufacturer for Net Distributable Profits for such calendar quarter by wire transfer in U.S. dollars to the credit of such bank account as shall be designated in advance by Manufacturer.

(c) Within *** (***) calendar days after the end of each calendar quarter, Distributor shall submit to Manufacturer a written report setting forth its reasonable good faith estimates of the information to be provided pursuant to the last sentence of Section 3.3(a) in order to allow Manufacturer to comply with internal reporting obligations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d) Within *** (***) calendar days after the end of each calendar quarter, Distributor shall submit to Manufacturer a written forecast of Net Distributable Profits for the next twelve months.

3.4 Payment of Supply Price. Distributor shall pay Manufacturer’s invoices: (a) within *** (***) days from the launch date for all Products shipped by Manufacturer prior to launch or within *** (***) days after launch; and (b) within *** (***) days from the date of invoice for all Products shipped by Manufacturer thereafter. For all Products added under Section 2.2, Distributor shall pay Manufacturer’s invoices: (I) within *** (***) days from the launch date for all Added Products shipped by Manufacturer prior to launch or within *** (***) days after launch; and (II) within *** (***) days from the date of invoice for all Added Products shipped by Manufacturer thereafter. The date of each invoice shall be the date of ***. Distributor shall make payment without deduction, deferment, set-off, lien or counterclaim of any nature, other than for rejected or returned goods for which Manufacturer has issued a credit acknowledgment.

3.5 Taxes and Withholding. Distributor shall make all payments to Manufacturer under this Agreement without any deduction or withholding for, or on account of, any tax.

3.6 Currency. All amounts hereunder, including, without limitation, Net Sales, expense amounts and the amounts due to Manufacturer hereunder, shall be expressed in U.S. dollars.

3.7 Maintenance of Records by Distributor; Audit by Manufacturer. Distributor shall maintain, and shall require its Affiliates and subdistributors to maintain, complete and accurate books and records in connection with the handling, sale, and distribution of all Products hereunder, as necessary to allow the accurate calculation consistent with generally accepted accounting principles of the amounts due to Manufacturer, the reporting obligations contemplated herein, and compliance with the terms of this Agreement, and Distributor shall maintain such books and records for a period of at least *** (***) years after the end of the calendar year in which they were generated, or for such longer period as may be required by law. Without limiting the generality of the foregoing, such books and records shall include information pertaining to, with respect to the Products, Federal Supply Schedule prices (chargebacks); PHS prices (340B chargebacks); Medicaid Rebate per unit for each presentation for a given quarter; and returns activity. Manufacturer shall have the right to engage an independent accounting firm reasonably acceptable to Distributor, at Manufacturer’s expense, which shall have the right to examine in confidence the relevant books and records as may be reasonably necessary to determine or verify the amount of payments due hereunder and compliance with obligations hereof. Such accounting firm shall conduct such examination, and Distributor shall make such books and records available, during normal business hours at the facility(ies) where such books and records are maintained. Each such examination shall be limited to pertinent books and records for any *** not more than *** (***) months prior to the date of request; provided that Manufacturer shall not be permitted to audit the same period of time more than once. Before permitting such independent accounting firm to have access to such books and records, Distributor may require such independent accounting firm and its personnel involved in such audit to sign a confidentiality agreement (in form and substance reasonably acceptable to Distributor) as to any Confidential Information which is to be provided to such accounting firm or to which such accounting firm will have access while conducting the audit under this Section 3.7.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

The independent accounting firm will prepare and provide to each Party a written report stating whether the reports submitted and amounts paid are correct or incorrect and the amounts of any discrepancies. If there was an underpayment by Distributor hereunder, Distributor shall promptly (but in no event later than *** (***) days after its receipt of the independent auditor’s report so concluding) make payment to Manufacturer of any shortfall by wire transfer in U.S. dollars. If there was an overpayment by Distributor hereunder, Manufacturer shall promptly (but in no event later than *** (***) days after Manufacturer’s receipt of the independent auditor’s report so concluding) refund to Distributor the excess amount by wire transfer in U.S. dollars. In the event of any underpayment by Distributor resulting in a cumulative discrepancy during any calendar year in excess of the greater of (i) ***% and (ii) ***dollars ($***), all costs of the audit, including the expenses of the independent accounting firm, shall be borne and promptly paid by Distributor. Manufacturer shall not carry out the audits provided for under this Section 3.7 more than once per year unless there is reasonable cause for an additional audit (including, but not limited to, following up any prior discrepancies noted in the course of prior audits). The audit shall be conducted in a manner that minimizes disruption of the business operations of Distributor.

3.8 Maintenance of Records by Manufacturer; Audit by Distributor. Manufacturer shall maintain complete and accurate books and records to allow the accurate calculation of Manufacturer’s Actual Cost, and Manufacturer shall maintain such books and records for a period of at least *** (***) years after the end of the calendar year in which they were generated, or for such longer period as may be required by law. Distributor shall have the right to engage an independent accounting firm reasonably acceptable to Manufacturer, at Distributor’s expense, which shall have the right to examine in confidence the relevant books and records as may be reasonably necessary to determine or verify Manufacturer’s Actual Cost. Such accounting firm shall conduct such examination, and Manufacturer shall make such books and records available, during normal business hours at the facility(ies) where such books and records are maintained. Each such examination shall be limited to pertinent books and records for any year ending not more than *** (***) months prior to the date of request; provided that Distributor shall not be permitted to audit the same period of time more than once. Before permitting such independent accounting firm to have access to such books and records, Manufacturer may require such independent accounting firm and its personnel involved in such audit to sign a confidentiality agreement (in form and substance reasonably acceptable to Manufacturer) as to any Confidential Information which is to be provided to such accounting firm or to which such accounting firm will have access while conducting the audit under this Section 3.8. The independent accounting firm will prepare and provide to each Party a written report stating whether Manufacturer’s Actual Cost as reported by Manufacturer for the subject period is correct or incorrect and the amounts of any discrepancies. If there was an over charge of Actual Cost by Manufacturer hereunder, Manufacturer shall promptly (but in no event later than *** (***) days after its receipt of the independent auditor’s report so concluding) make payment to Distributor of any shortfall by wire transfer in U.S. dollars. If there was an under charge by Manufacturer hereunder, Distributor shall promptly (but in no event later than *** (***) days after Distributor’s receipt of the independent auditor’s report so concluding) refund to Manufacturer the excess amount by wire transfer in U.S. dollars. In the event of any over charge of Actual Cost by Manufacturer resulting in a cumulative discrepancy during any calendar year in excess of the greater of (i) ***% and (ii) ***dollars ($***), all costs of the audit, including the expenses of the independent accounting firm, shall be borne and promptly paid by Manufacturer. Distributor shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

not carry out the audits provided for under this Section 3.8 more than once per year unless there is reasonable cause for an additional audit (including, but not limited to, following up any prior discrepancies noted in the course of prior audits). The audit shall be conducted in a manner that minimizes disruption of the business operations of Manufacturer.

3.9 Interest on Late Payments. If any payment under this Agreement is late, interest shall accrue on the past due amount at a rate equal to the lesser of (a) *** percent per annum, and (b) the maximum rate permitted by law. Time for any payments hereunder shall be of the essence.

ARTICLE 4

MARKET REQUIREMENTS AND SPECIFICATIONS

4.1 Mandatory Changes to Specifications. Manufacturer shall use commercially reasonable efforts to make changes to the Specifications that are required by applicable law (a “Required Manufacturing Change”). Manufacturer shall notify Distributor of such proposed changes prior to implementing such changes. Manufacturer shall bear the cost of all internal and external costs incurred by Manufacturer as a result of a Required Manufacturing Change.

4.2 Discretionary Changes to Specifications.

(a) Manufacturer shall be permitted to make changes to the Specifications or manufacturing processes that are not Required Manufacturing Changes (a “Manufacturer Discretionary Change”); provided, however, that Manufacturer shall use commercially reasonable efforts to provide Distributor at least *** (***) days prior notice of any such Manufacturer Discretionary Change, and Manufacturer shall comply with all applicable legal requirements concerning any Manufacturer Discretionary Change. For the avoidance of doubt, Manufacturer shall pay all of its own costs associated with a Manufacturer Discretionary Change pursuant to this Section 4.2(a). At any time during the Term, Manufacturer may in its sole discretion, without the consent of Distributor but with prior notice to Distributor, change the manufacturer used in the manufacturing or labeling of Products and change any suppliers of raw materials or components used in making such Products. Distributor shall cooperate with Manufacturer in a reasonable manner to effect such change or transfer. Manufacturer shall be responsible for making any required regulatory filings with respect to such change in supplier or manufacturing facility and shall be responsible for obtaining all approvals in connection therewith.

(b) Distributor shall be permitted to make changes to the labeling that are not Required Manufacturing Changes (a “Distributor Discretionary Change”); provided, however, that Distributor shall provide Manufacturer at least *** (***) days prior notice of any such Distributor Discretionary Change, and Distributor shall comply, and take all actions necessary for Manufacturer to comply with, with all applicable legal requirements concerning any Distributor Discretionary Change. Distributor shall pay all costs associated with a Distributor Discretionary Change pursuant to this Section 4.2(b), including but not limited to all of Manufacturer’s documented costs to produce all materials then in inventory or production that will require modification as a result of a Distributor Discretionary Change.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.3 Regulatory Filings; Communication with Regulatory Agency. Manufacturer will have control over, and authority and responsibility for, monitoring and coordinating all maintenance of, regulatory actions with respect to, and communications and filings with and submissions to, any Regulatory Agency with respect to the NDA for the Products and the distribution and sale of the Products under this Agreement, including making all filings with the FDA required for any Required Manufacturing Change or Manufacturer Discretionary Change, product recalls, as well as reporting of Adverse Events. Manufacturer shall use commercially reasonable efforts to make such filings with applicable Regulatory Agencies as necessary for Manufacturer to carry out its obligations under this Agreement. Notwithstanding the foregoing, Distributor shall have the responsibility to communicate with any Regulatory Agency or other governmental authority concerning Product Listing, all obligations for Medicaid rebates, and Medicare “Average Sales Price” reporting and payments required thereunder.

4.4 Distributor Communication with Regulatory Agency. If Distributor reasonably concludes, after consultation with its regulatory counsel, that it is necessary or advisable for Distributor to communicate with a Regulatory Agency regarding Distributor’s activities under this Agreement, then Distributor shall so advise Manufacturer and provide Manufacturer with copies of all correspondence between Distributor and the applicable Regulatory Agency as well as access to Distributor’s regulatory counsel and advisors. Distributor shall provide Manufacturer with copies of all correspondence, documents and materials received from a Regulatory Agency concerning any Product or any activities under this Agreement within *** (***) hours of Distributor’s receipt of any such item. Distributor shall provide Manufacturer with copies of any proposed correspondence to a Regulatory Agency that relates to any Product or any activities under this Agreement at least *** (***) days before the submission of such correspondence. Distributor shall adopt all reasonable suggestions and recommendations of Manufacturer concerning any meeting or written or oral communication with such Regulatory Agency. Manufacturer and Distributor will work to achieve consensus with the ultimate decision residing with the Manufacturer as owner of the NDA.

4.5 Regulatory Cooperation. Each Party shall provide the other with all reasonable assistance and take all actions reasonably needed to enable such other Party to comply with any law applicable to such other Party’s activities under this Agreement. Such assistance and actions shall include, without limitation, informing the other Party within *** (***) hours of receiving any information that:

(a) Raises any material concerns regarding the safety or efficacy of any Product;

(b) Indicates or suggests a potential material liability for either Party to Third Parties arising in connection with any Product;

(c) Is reasonably likely to lead to a recall or market withdrawal of any Product in the Territory; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d) Concerns any ongoing or potential investigation, inspection, detention, seizure or injunction involving any Product by any Regulatory Agency in the Territory.

(e) Manufacturer and Distributor shall, in each such case, jointly determine whether subsequent notification to a Regulatory Agency is required, and if necessary, which Party shall provide such notification.

4.6 Rebates; Data Reporting.

(a) Payment and processing of rebates on the Products. Distributor shall be solely responsible for, and shall comply with the Applicable Laws governing, all federal, state and local government and private purchasing, pricing or reimbursement programs with respect to the Products sold by Distributor, including taking all necessary and proper steps to execute agreements and file other appropriate reports and other documents with governmental and private entities. Distributor shall be solely responsible for, and shall comply with the Applicable Laws governing, payment and processing of all rebates, whether required by contract or local, state or federal law, for the Products sold by Distributor.

(b) Reporting of data to Manufacturer. Distributor will provide in a timely manner all data and information that is required by Manufacturer to comply with government reporting obligations, including, without limitation, data required pursuant to Section 3.3(a).

(c) Confidential Treatment of Information. Manufacturer shall use data and information provided by Distributor under this Section 4.6 for the limited purpose of complying with Manufacturer’s government reporting obligations and for no other purpose.

(d) Certain Representations and Warranties. Distributor understands that Manufacturer is required to incorporate the information provided by Distributor to Manufacturer under this Agreement, including this Section 4.6, in certified submissions from Manufacturer to the Centers for Medicare and Medicaid Services (“CMS”) and that Manufacturer is reasonably relying on Distributor for the timely and accurate calculation of the information provided to Manufacturer. Accordingly, Distributor represents and warrants, as of the Effective Date and the dates of all such certified submissions that the information provided to Manufacturer in its financial reports, including under this Section 4.6, is and shall be current, complete and accurate based on the best information available at the time of each submission, and is calculated pursuant to Distributor’s standard calculation methodology for financial and governmental reporting purposes. If required by applicable Law, including without limitation CMS regulations and guidances, or reasonably requested by Manufacturer, an authorized officer of Distributor will provide to Manufacturer a certification containing such representation and warranties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 5

ORDERS AND TERMS

5.1 Shipping Terms. All shipments of Products will be in packaged form and shall be accompanied by a packing slip that describes the Products and states the purchase order number. Manufacturer shall cause its Third Party Product supplier to provide with each shipment a Certificate of Analysis for each lot of the Products included in the shipment. Each Certificate of Analysis shall include, at a minimum, the Product name, batch number, date of manufacture, analytical test results, product specifications, microbiological test results (if applicable), and certification by Manufacturer’s Third Party Product supplier that all Specifications have been met and that the Product was produced and tested in accordance with cGMP requirements. To the extent there is any conflict or inconsistency between this Agreement and any purchase order, purchase order release, confirmation, acceptance or any similar document, the terms of this Agreement shall govern. Delivery terms for Products shall be *** (Incoterms 2000) ***, ***or such other ***mutually agreed to by the Parties. Risk of loss and title shall pass to Distributor once the Products are ***on the ***of ***, notwithstanding Distributor’s obligation to pay to Manufacturer a portion of Net Distributable Profits. Distributor shall be responsible for all ***, ***, ***, ***, ***and ***associated with the ***of Products.

5.2 Other Costs. Except as expressly set forth in this Agreement, Distributor shall be solely responsible for all costs and expenses related to the marketing, sale and distribution of Products in the Territory.

5.3 Forecasts and Purchase Orders.

(a) Forecasts. Commencing on the Effective Date with respect to quantities required for launch of the Product, and on the first business day of each calendar *** following the Commencement Date, Distributor shall provide to Manufacturer a non-binding (except as provided in Section 5.3(b)), good faith written estimate (the “Rolling Forecast”) by *** of Distributor’s quantity requirements for Products by SKU for next ***. For example, Distributor’s Rolling Forecast provided on *** of any *** shall cover the period from *** through *** of that ***.

(b) Ongoing Firm Orders. Accompanying each Rolling Forecast, Distributor shall place *** binding purchase orders for Products for the *** contained in such Rolling Forecast, by written or electronic purchase order to Manufacturer (or by any other means agreed to by the Parties), except that the binding purchase orders accompanying the first Rolling Forecast shall cover the first *** (***)*** contained in such Rolling Forecast. For example, Distributor’s Rolling Forecast provided on ***of any ***shall include binding purchase orders for *** of that ***; the binding purchase order for *** of that *** having already been delivered by Distributor in connection with its *** Rolling Forecast and the binding purchase order for *** having already been delivered by Distributor in connection with its *** Rolling Forecast. Distributor shall be required to purchase at a minimum ***% of the amount of Products forecast for the first *** (***) *** of each Rolling Forecast, except that if Manufacturer fails to meet the order quantity or delivery requirements under Section 5.3(d) and Distributor reasonably determines that the failure has reduced or is reasonably likely to reduce

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

the demand of Distributor’s customers for the Products, Distributor may by written notice to Manufacturer, within *** (***) days after the failure, reduce Distributor’s binding commitments under the Rolling Forecast then in effect to reflect such actual or expected reduction in demand, and Distributor may also reduce future Rolling Forecasts to reflect such actual or expected reduction in demand. Manufacturer shall not be required to accept any firm orders for Products that do not comply with the requirements of this Agreement or that exceed ***% of the units of Products contained in the immediately preceding Rolling Forecast. For example, if Manufacturer received a Rolling Forecast on *** of a *** indicating *** units of Products for *** of that ***, Manufacturer shall not be required to supply more than *** units of Products in *** of that *** when the next Rolling Forecast is received on *** of that ***. Each purchase order shall specify the quantity and type of each Product by SKU and delivery schedule. The delivery dates specified by Distributor shall be no earlier than the *** business day of the month for which a purchase order was placed (e.g., a purchase order received *** for Products in *** will not be delivered earlier than the *** business day in ***). Orders must be for *** size quantities of Product in accordance with Exhibit 5.3(b) hereto, which may be amended by written notice from Manufacturer from time to time. Manufacturer shall use its commercially reasonable efforts to fulfill purchase orders submitted to Manufacturer which meet the volume requirements set forth in this Section.

(c) Dating. All Products supplied by Manufacturer shall, upon receipt by Distributor or its designee, have dating no less than *** (***) months prior to expiration. Supply of any Products having shorter dating shall be subject to the written consent of Distributor, which shall not be unreasonably withheld.

(d) Delivery. Any shipment delivered that is within plus or minus ***% of the quantity ordered will be considered as meeting such order quantity, and any shipment delivered on a date within plus or minus *** days (+/-*** days) of the delivery date specified on the purchase order will be considered as delivered on time. Notwithstanding the foregoing, Manufacturer shall not be deemed in breach or default under this Agreement: (i) if Distributor has sufficient inventory to cover any shortfalls under purchase orders; and/or (ii) if any shipment is deficient by more than ***% of the quantity ordered as a result of Manufacturer’s Third Party Product supplier’s failure to deliver the quantity ordered, in which case Distributor will accept the quantity delivered and work with Manufacturer to re-submit purchase orders in respect of the quantity not delivered.

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5.4 Acceptance and Rejection and Product Defects.

(a) Delivery of any Products by Manufacturer to Distributor shall constitute a certification by Manufacturer that such Products conform to the Specifications. Distributor shall have *** (***) days after receipt of a shipment of such Products to determine if such Products conform to the Specifications and to accept or reject any of such Products that fail to conform to the Specifications. Any claims for failure to so conform (“Claims”) shall be made by Distributor in writing to Manufacturer within the ***-day period describing in detail the nonconforming characteristics of the Products. Distributor shall be deemed to have accepted any Products if it fails to give a Claim in such ***-day period.

(b) Except for Claims disputed pursuant to Section 5.4(b)(ii) hereof, if Distributor submits a Claim, then as promptly as possible after the submission of the Claim to Manufacturer (but in any event within *** (***) business days after the submission), Manufacturer shall instruct Distributor whether to return or destroy the Products in question and provide Distributor with replacement Products. In the event that:

(i) Manufacturer agrees with the Claim, Manufacturer shall pay for all shipping costs of returning or destroying Products that are the subject of any accepted Claim. Manufacturer shall bear the risk of loss for such Products, beginning at such time as they are taken at Distributor’s premises for return delivery.

(ii) Manufacturer does not agree with the Claim, the Parties agree to submit the Products in question to an independent party that has the capability of testing the Products to determine whether or not they comply with the Specifications. The losing Party shall bear all costs and expenses related to such testing and pay for all shipping costs of returning the Products and sending the replacement Products.

5.5 Product Warranty.

(a) Manufacturer warrants as manufacturer that in respect of Products and at the time of shipment, the Products shall: (i) comply with the Specifications, and (ii) be manufactured in material compliance with all applicable laws, rules and regulations, including current good manufacturing practices.

(b) If any Product does not conform to the above warranty, including, without limitation, in the context of any recall of, or other corrective actions with respect to, the Products, Manufacturer shall be obligated, at its option, to replace such Product at its own expense and ship such replacement Product back to either Distributor or the applicable customer at its own expense, or to credit to Distributor the Supply Price for the Product. If customers return defective Products to Distributor that are covered by the foregoing warranty, at Manufacturer’s option, Distributor shall either (i) destroy such Products, or (ii) ship them to Manufacturer at its expense for such replacement.

(c) Warranty claims shall not apply to damaged Products to the extent such damage is caused in whole or in part by Distributor’s breach of this Agreement or use, handling, or storage that is not in accordance with Manufacturer’s instructions or the Product labeling or that constitutes improper treatment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.6 Sole Remedy. Except as provided in Section 9.1(a) (relating to indemnity for Third Party claims) and Section 7.2 (relating to recalls), the provisions of Section 5.4 and Section 5.5 above shall be the sole and exclusive remedy available to Distributor with respect to any Product that fails to meet the applicable Specifications or product warranties set forth above.

5.7 Inspection and Audit.

(a) From and after the Commencement Date, Distributor shall have the right, upon reasonable advance notice and during regular business hours, to inspect and audit the facilities being used by Manufacturer’s Third Party suppliers for production of Products (including those of any subcontractor used by Manufacturer) to assure compliance by Manufacturer with prevailing FDA or other Regulatory Agency good manufacturing practices, subject to the terms of Manufacturer’s agreements with its Third Party suppliers.

(b) From and after the Commencement Date, Manufacturer shall have the right, upon reasonable advance notice and during regular business hours, to inspect and audit the facilities being used by or for the benefit of Distributor for the handling, storage and distribution of Products (including those of any subcontractor or agent used by Distributor) to assure compliance by Distributor with applicable laws.

(c) A Party shall not carry out the audits provided for under this Section 5.7 more than once per year unless there is reasonable cause for an additional audit (including, but not limited to, following up any prior deficiencies noted in the course of prior audits or notification of an issue in any of the foregoing areas). Each Party performing an inspection or audit shall conduct it in a manner that minimizes disruption of the business operations of the Party being audited.

5.8 If an inspection or audit reveals that the facilities do not satisfy the requirements above in all material respects, then the Party conducting the audit (the “Auditing Party”) shall promptly provide to the other Party (the “Audited Party”) written notice of such fact, which notice shall contain in reasonable detail the deficiencies found in the facilities and, if practicable, those steps the Auditing Party believes should be undertaken in order to remedy such deficiencies. The Parties shall discuss in good faith the proposed deficiencies and, to the extent there is agreement on the proposed deficiencies: (a) if Distributor is the Audited Party, the Audited Party shall use reasonable efforts to remedy such deficiencies, or implement a plan to remedy such deficiencies, as soon as reasonably practical following receipt of the notification thereof; and (b) if Manufacturer is the Audited Party, the Audited Party shall use reasonable efforts to cause its Third Party suppliers to remedy such deficiencies, or implement a plan to remedy such deficiencies, as soon as reasonably practical following receipt of the notification thereof.

5.9 Data / Reporting Services. Distributor shall prepare inventory reports, by presentation, detailing the status of its Aggregate Inventory of Products (“Inventory Reports”) and movement of Products, including Distributor’s Net Sales and units sold (“Sales Reports”) by NDC number for the Term of this Agreement. Distributor shall provide Manufacturer with such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Inventory Reports *** and Sales Reports *** during each ***, except that Distributor shall provide Sales Reports *** during the ***. At Manufacturer’s request, more frequent data transmissions or reports may be provided for an additional mutually agreed upon fee. All such Inventory Reports and Sales Reports shall include such information as reasonably requested by Manufacturer, including but not limited to the following:

•	on hand inventory level by distribution center; and

•	sales out by distribution center.

Distributor will use commercially reasonable efforts to assure that for each of the Products the aggregate sales data in units provided in the Inventory Reports will be within ***% of the total of all Manufacturer sales data provided in the Sales Reports for each quarter.

5.10 Consignment of Launch Quantities. Notwithstanding any other provision of this Agreement to the contrary, the following consignment terms shall apply to launch quantities:

(a) Delivery of Launch Quantity. Manufacturer shall deliver, or arrange for delivery of, the launch quantity of Product to Prasco ***. Manufacturer shall contract for *** and invoice Prasco for the expense of such *** (including ***, ***, ***, ***, *** and *** ***).

(b) Title to Launch Quantity. On the Commencement Date, Manufacturer shall deliver a sale invoice to Prasco, and upon delivery of such sale invoice, title to the launch quantity shall pass to Prasco, and Manufacturer’s liability as to delivery thereof shall cease.

ARTICLE 6

PACKAGING AND REMINDER MATERIALS; MANUFACTURER’S TRADEMARKS

6.1 Packaging. All Products supplied to Distributor hereunder shall be in finished packaged form. Manufacturer shall provide Distributor with sufficient information concerning packaging and labeling components for Distributor to develop appropriate artwork, and Distributor shall design such artwork and supply it to Manufacturer. Manufacturer shall, at its cost, produce all package labeling materials to be used for the Products (including print-ready artwork with Distributor’s NDC#). Any changes to the packaging and labeling specifications requested by Distributor after the First Commercial Sale shall require the prior written consent of Manufacturer. If Manufacturer consents to such changes, such changes will be at Distributor’s cost and expense.

6.2 Reminder Labeling and Materials. All reminder materials prepared by Distributor in connection with the Product shall comply with all applicable laws, rules and regulations, including without limitation, Section 502(n) of the Act and 21 CFR Part 200.200 and Part 202. Distributor shall be solely liable for all statements and representations in Distributor’s reminder materials that are inconsistent with the labeling for the Branded Products, or which

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otherwise violate any applicable laws or regulations. Distributor shall submit to Manufacturer for its approval all reminder materials for the Products prior to their use by Distributor, and Manufacturer shall respond to any requests for approval within *** (***) business days; provided, however, that Manufacturer shall not have any approval rights over any portion of Distributor’s reminder materials to the extent they relate to the resale pricing of the Products or any potential competition between Distributor and Manufacturer, and Distributor shall redact any such information from its submissions to Manufacturer. For purposes of this Agreement, “reminder materials” includes all labeling and reminder materials as defined in 21 CFR Section 200.200 and Section 202.1(e)(2), as well as any other applicable provisions of the Act or applicable regulations.

6.3 Sampling. Distributor shall not provide any samples of Products to any Third Party.

6.4 Distributor’s Use of Manufacturer’s Trademark. Subject to the terms and conditions set forth in this Section 6.4, Manufacturer hereby grants to Distributor a non-exclusive, non-sublicensable, non-transferable, limited, revocable, license to use the Trademark solely in the manner set forth in Section 2.3 and as further described in this Section 6.4. Upon termination of this Agreement, Distributor shall cease using the Trademark, subject to Distributor’s right to elect to sell off its inventory of Product upon termination of this Agreement under Section 10.4 for Manufacturer’s Event of Default; provided that, under such circumstances, Distributor’s use of the Trademark shall be limited to statements in the Product labeling and Distributor’s sales materials that the Products are authorized generic versions of the Branded Products, and Manufacturer’s rights under this Section 6.4 shall continue during such time.

(a) Distributor shall not use the Trademark as part of Distributor’s trademarks. Distributor shall not use any trademark, including a third party’s trademark, which contains or is likely to cause confusion with the Trademark. Distributor shall not permit any Affiliate or any Third Party under Distributor’s control to use the Trademark in a manner that is inconsistent with this license or this Agreement.

(b) Distributor shall at all times use the Trademark in the form and style provided by Manufacturer and as mutually agreed upon, and in no event shall Distributor produce, procure, or use any materials incorporating the Trademark or referring to Manufacturer that have not been approved in advance by Manufacturer in writing or which do not conform with previously approved materials. Manufacturer’s failure to provide notice of approval shall be considered disapproval. Distributor shall not use the Trademark in such a way, or omit any act, or pursue any course of conduct, which might tend to damage the goodwill and reputation attaching to the Trademark. Distributor shall comply with all applicable Laws in connection with its use of the Trademark. Manufacturer shall at all times have the right to inspect Distributor’s use of the Trademark and the Products sold in connection therewith.

(c) Distributor acknowledges and agrees that, as between Distributor and Manufacturer, Manufacturer is and will remain the exclusive owner of the Trademark, and of all rights, and goodwill associated therewith. To the fullest extent permitted by local law, any statutory powers which would be granted to Distributor by virtue of its local use of the Trademark or its licensee status are excluded. Distributor’s use of the Trademark in connection

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with the sale, distribution, promotion and advertising of the Products shall, where reasonably practicable, and where not prohibited by Law: (a) include a notice of trademark in a manner that is visible to the public; and (b) indicate in a reasonable manner that the Trademark is owned by Manufacturer and used under license.

(d) Distributor shall promptly notify Manufacturer in writing regarding any Third Party that may be infringing any of Manufacturer’s intellectual property rights in the Trademark or any Third Party which may make a claim that Distributor’s use of the Trademark infringes or otherwise violates any rights of any nature in said third party. Manufacturer reserves the right in its sole discretion to institute any proceedings against such Third Parties and Distributor shall refrain from doing so. Distributor agrees to cooperate fully with Manufacturer in any action taken by Manufacturer against such Third Parties, provided that all expenses of such action shall be borne by Manufacturer and all damages that may be awarded or agreed upon in settlement of such action shall accrue to Manufacturer.

ARTICLE 7

REGULATORY; RECALLS

7.1 Adverse Events; Field Alert Report Events FDA Audits; etc.

(a) Notification.

(i) Adverse Drug Experiences and Field Alert Report Events. Distributor shall notify Manufacturer of any Adverse Drug Experience and/or Field Alert Report Events with respect to a Product within *** (***) *** of the time such Adverse Drug Experience or Field Alert Report Events becomes known to Distributor or its employees or any of their Affiliates and such reports shall be made in accordance with and in the manner set forth on the form attached hereto as Exhibit 7.1.

(ii) Complaints. Each Party shall refer any complaints, including medical complaints and drug product complaints, that it receives concerning any Product in the Territory to the other Party within *** (***) *** of receiving such complaint; provided that all complaints concerning suspected or actual product tampering, contamination or any Product that is out-of-specification shall be delivered within *** (***) *** of receiving such complaint, and any complaint that includes a possible Adverse Drug Experience shall be reported to Manufacturer in accordance with Section 7(a)(i).

(b) Disclosure. Except as required by applicable laws, Distributor shall not disclose any information concerning any Adverse Drug Experience or any complaint concerning any Product to any Third Party without the prior written consent of Manufacturer.

(c) Training. Distributor shall provide its employees and agents with training to ensure Distributor’s compliance with the required reporting to Manufacturer under Section 7.1, including training on the scope of “Adverse Drug Experiences” as defined in Section 1.2, and consistent with FDA law, regulation and guidance. As defined in Section 1.2,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

an Adverse Drug Experience includes the FDA definition of “adverse drug experience” at 21 C.F.R. § 314.80(a): “Any adverse event associated with the use of a drug in humans, whether or not considered drug related, including the following: An adverse event occurring in the course of the use of a drug product in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any failure of expected pharmacological action”. Distributor shall inform its employees and agents that all events within the definition of an Adverse Drug Experience shall be immediately reported to a designated responsible employee of the Distributor, and that under no circumstances shall an employee or agent (a) fail to internally report such an event based on his or her opinion that the event is not related to Product use, or (b) delay a report based on his or her opinion that the event is not “life-threatening”, “serious”, or “unexpected” as these terms are understood under 21 C.F.R. § 314.80(a).

(d) Reporting. Manufacturer shall have the sole right to report Adverse Drug Experience relating to the Products. Manufacturer shall comply with applicable FDA requirements concerning Adverse Drug Experience Reporting reporting for the Products, including 21 C.F.R. Section 314.80.

7.2 Recalls.

(a) If a recall of any Product sold by or on behalf of Distributor is required or recommended by the FDA, or if a recall or suspension of any Product sold by or on behalf of Distributor is deemed advisable by Distributor and Manufacturer, such recall or suspension shall be implemented and administered by the Parties, at the direction of Manufacturer, in a manner that is appropriate and reasonable under the circumstances and in conformity with accepted trade practices and any requests, recommendations, or orders of the FDA. Each Party shall cooperate with the other Party to effectuate such recall.

(b) In the absence of an order or recommendation of the FDA, if the Parties are unable to agree upon a Product recall or a complete suspension of the distribution of the Product or Products, Manufacturer shall make the final decision, except that Distributor may implement and administer a recall or suspension if it reasonably believes that a failure to administer a recall or suspension would pose health risks to the public.

(c) Manufacturer shall pay all Recall Costs and Expenses in connection with a recall under this Section 7.2, except that Distributor shall bear such Recall Costs and Expenses to the extent such recall is implemented as a result of Distributor’s breach of its obligations hereunder. As used in this Section 7.2, the term “Recall Costs and Expenses” means only (i) actual expenses or obligations to third parties for such recall (but not including payments for lost profits or economic loss), (ii) the costs and expenses of notifying customers, (iii) the costs and expenses associated with shipment of the recalled units of Product, and (iv) the costs and expenses of destroying and replacing such recalled units (or, in the case of Manufacturer, reimbursing Distributor for the Supply Price paid with respect to the recalled units if such units cannot be replaced).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d) Distributor undertakes to use reasonable efforts to establish a tracing and recall system which will enable Distributor, to the extent reasonably possible, to identify, as quickly as possible, customers within the Territory who have been supplied with Product of any particular batch, and to recall such Product from such customers.

7.3 Information. Distributor shall provide Manufacturer *** (***) days prior to any FDA reporting deadline all information in Distributor’s possession or control necessary for Manufacturer to comply with FDA reporting requirements.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1 Manufacturer Representations and Warranties. Manufacturer represents and warrants to Distributor as of the Effective Date that:

(a) all necessary corporate and other authorizations, consents and approvals which are necessary or required for it to enter into of this Agreement have been duly obtained;

(b) the entering into of this Agreement by Manufacturer will not (i) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body to which Manufacturer is subject, or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, any agreement to which Manufacturer or any of its Affiliates is a party or by which it or its Affiliates or any of its or their properties or assets is bound or affected;

(c) the Products will be sold to Distributor free and clear of all liens, claims and encumbrances of any nature;

(d) to the best of its knowledge, the manufacture, use and sale of the Products does not infringe the patents of any Third Party in the Territory; and

(e) it has not granted any license, right or interest in or to the Products, or any method of manufacture thereof, to any Third Party that would conflict with the rights being granted to Distributor under this Agreement.

8.2 Distributor Representations and Warranties. Distributor represents and warrants to Manufacturer as of the Effective Date that:

(a) all necessary corporate and other authorizations, consents and approvals which are necessary or required for it to enter into this Agreement have been duly obtained; and

(b) the entering into of this Agreement by Distributor shall not (i) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

judgment or decree of any court, administrative agency or other governmental body, or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, any agreement to which Distributor, or any of its Affiliates is a party or by which it or its Affiliates or any of their properties or assets is bound or affected.

8.3 Disclaimer of Warranties.

(a) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

(b) NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SUCCESS OF THE COMMERCIAL EXPLOITATION OF THE PRODUCTS.

8.4 Limitations of Liabilities.

(a) Limitation on Certain Damages. EXCEPT FOR AND ONLY TO THE EXTENT OF ANY AMOUNTS PAID TO A THIRD PARTY RESULTING IN AN INDEMNIFIABLE CLAIM HEREUNDER, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS, OR GOODWILL) IN CONNECTION WITH ANY PRODUCTS SUPPLIED OR TO BE SUPPLIED HEREUNDER, OR ANY OTHER MATTER COVERED BY THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTY, OR ANY OTHER THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(b) Maximum Aggregate Liability. EXCEPT FOR AND ONLY TO THE EXTENT OF ANY AMOUNTS PAID TO A THIRD PARTY RESULTING IN AN INDEMNIFIABLE CLAIM HEREUNDER, AMOUNTS DUE UNDER SECTION 9.1(c), OBLIGATIONS UNDER SECTIONS 5.4 and 5.5 (WHICH ARE SUBJECT TO SECTION 5.6) OR SECTION 7.2, AMOUNTS DUE UNDER 9.1(b)(ii) (RELATING ONLY TO DISTRIBUTOR’S FAILURE TO COMPLY WITH APPLICABLE LAWS RELATING TO THE SALE AND MARKETING OF PHARMACEUTICAL PRODUCTS) AND ACCRUED AND UNPAID AMOUNTS DUE UNDER ARTICLE 3, IN NO EVENT SHALL EITHER PARTY’S MAXIMUM AGGREGATE LIABILITY TO THE OTHER PARTY OR ANY OTHER PERSON WITH RESPECT TO ANY AND ALL CLAIMS CONCERNING THE PRODUCTS OR ANY OTHER MATTER COVERED BY THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, EXCEED THE *** OR *** BY DISTRIBUTOR TO MANUFACTURER HEREUNDER DURING THE ***-*** PERIOD IMMEDIATELY PRECEDING THE FIRST EVENT GIVING RISE TO SUCH LIABILITY.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) Limitation on Actions. NO ACTION, SUIT, OR PROCEEDING ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT MORE THAN *** YEARS AFTER KNOWLEDGE OF THE FIRST EVENT GIVING RISE THERETO.

(d) Allocation of Risks. The limitation of liability set forth in this Article 8 reflects a deliberate and bargained for allocation of risks between Distributor and Manufacturer and is intended to be independent of any exclusive remedies available under this Agreement, including any failure of such remedies to achieve their essential purpose.

(e) Essential Part of the Bargain. The Parties acknowledge that the limitations of liability set forth in this Article 8 are an essential element of this Agreement between the Parties and that the Parties would not have entered into this Agreement without such limitations of liability.

ARTICLE 9

INDEMNIFICATION

9.1 Indemnification. In order to distribute among the Parties the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, the Parties agree as follows:

(a) Manufacturer agrees to defend and indemnify and hold Distributor harmless against any and all Third Party claims, suits or proceedings, and all associated expenses, recoveries and damages (including, but not limited to, any expenses incurred in connection with any Product recall), including court costs and reasonable attorneys fees and expenses, arising out of, based on, or caused by (i) the breach by Manufacturer of any representation or warranty or covenant contained in this Agreement, (ii) any personal injury (including death) caused by the use of Products, or (iii) any claim that the sale of the Products (including, without limitation, the patents used in connection with making, using or selling the Products) infringes the intellectual property rights of a Third Party, except in the case of each of subsections (i), (ii) or (iii) hereof, to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from or are aggravated by acts of or failure to act by Distributor, including without limitation, any breach by Distributor of this Agreement.

(b) Distributor agrees to defend and indemnify and hold Manufacturer harmless against any and all Third Party claims, suits, proceedings, and all associated expenses, recoveries, and damages including court costs and reasonable attorneys fees and expenses, arising out of, based on, or caused by (i) the storage, sale, shipment, promotion or distribution of the Products by Distributor, or (ii) the breach by Distributor of any representation or warranty or covenant contained in this Agreement, except in each case to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from or are aggravated by acts of or failure to act by Manufacturer, including without limitation, any breach by Manufacturer of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c) Notwithstanding any provision of this Agreement to the contrary, if any Third Party makes any claim or demand or files any lawsuit against either Party on the basis that the marketing and sale of an authorized generic constitutes unfair competition, (which may include claims also of untrue, false or misleading advertising), or a similar violation of law, Distributor and Manufacturer shall consult with each other on how to respond to or defend against such action (provided that if there is a disagreement, Manufacturer’s preference shall control), and during the Term, each Party shall share the costs and expenses (and any resulting liability to any Third Party) incurred by either Party arising out of such response or defense as so determined (including reasonable attorneys’ fees) in the same proportion as such Party’s percentage share of Net Distributable Profits.

9.2 Procedures. In connection with any claim for indemnification under Section 9.1(a) or (b), (i) the Party seeking indemnification shall provide the other Party with reasonably prompt written notice of any claim or action for which it seeks indemnification, (ii) the indemnifying Party shall have the right to control the defense and settlement of any such claim or action (but only to the extent no injunctive relief is being sought), and (iii) the indemnified Party shall reasonably cooperate and provide reasonable assistance in connection with the defense and settlement of any such claim or action.

ARTICLE 10

TERM AND TERMINATION

10.1 Term. This Agreement shall commence as of the date of this Agreement and shall continue for a period of five (5) years after the Commencement Date, unless terminated earlier as provided below (the “Initial Term”). This Agreement will automatically renew for an additional five (5) year term (together with the Initial Term, the “Term”) unless either Party elects not to renew this Agreement by written notice to the other Party, which notice must be provided at least one year prior to the expiration of the Term.

10.2 Termination by Manufacturer.

(a) Delay in First Commercial Sale. If the First Commercial Sale does not occur on or before July 1, 2008, Manufacturer may terminate this Agreement at any time prior to the First Commercial Sale upon written notice to Distributor.

(b) Convenience. Manufacturer may terminate this Agreement whether in whole, or on a Product-by-Product basis, at any time for any reason upon *** (***) *** written notice to Distributor.

(c) Distributor Change of Control. Manufacturer may terminate this Agreement upon *** (*** days written notice to Distributor after a Change in Control of Distributor, which notice must be given no later than *** (***) days after Distributor gives Manufacturer written notice of the Change of Control, or if no notice is provided by Distributor, at any time following such Change of Control.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10.3 Additional Termination Rights.

(a) Delayed Commencement Notice. If Manufacturer has failed to deliver a Commencement Notice within *** (***) days after the launch of a Competitive Product or has failed to deliver a Commencement Notice by July 1, 2008, Distributor may terminate this Agreement upon written notice to Manufacturer given within *** (***) days after such occurrence.

(b) Significant Selling Price Decrease. If Distributor’s selling price of Products to its Third Party customers during any *** (***) *** period decreases to less than ***% of the Supply Price for the Products sold, then Distributor or Manufacturer may provide written notice (the “Supply Notice”) to the other party of such occurrence and, if Distributor is the initiating party, then such notice shall include a calculation of the Supply Price for each SKU that would have been necessary to avoid such occurrence. If Distributor and Manufacturer fail to negotiate a new Supply Price and other terms, including economic terms, acceptable to both Parties within *** (***) days after delivery of the Supply Notice, either Party shall have the right to terminate this Agreement immediately upon written notice delivered within *** (***) days after such *** (***) day period; provided however, that Distributor shall not have a termination right under this Section 10.3(b) if prior to the expiration of such *** (***) day period Manufacturer notifies Distributor that it is reducing the Supply Price for future deliveries of the Products to the amount specified for each SKU in Distributor’s Supply Notice to Manufacturer under this Section 10.3(b), or reducing the Supply Price of the Products in a different manner that also would have achieved a selling price of at least ***% of the Supply Price during the *** (***) day period referenced above. For purposes of this Section 10.3(b), the Supply Price of the Products sold by Distributor and Distributor’s selling price of those Products shall both be determined on a *** basis for the various ***, and on an *** basis, and not on a *** by *** basis.

10.4 Termination by Non-Defaulting Party upon Event of Default. Upon the occurrence of an Event of Default, in addition to all rights and remedies provided by applicable law, the non-defaulting Party in its sole discretion may terminate this Agreement upon *** (***) days’ prior notice to the defaulting Party. For purposes of this Section 10.4, the occurrence of any one or more of the following acts, events or occurrences shall constitute an “Event of Default” under this Agreement: (a) either Party becomes the subject of a Bankruptcy Event; or (b) either Party fails to cure any material breach of its obligations under this Agreement (including Section 5.5 except where the failure to supply is a result of Product failing to meet the applicable Specifications or product warranties wherein Section 5.6 shall be the sole and exclusive remedy) within *** (***) days after written notice of the breach from the other Party.

10.5 Termination by Mutual Agreement. In the event that the Parties mutually determine that the arrangements contemplated by this Agreement are no longer in the best interests of the Parties or the Parties are not otherwise compatible, the Parties may at any time, by mutual written agreement, terminate this Agreement.

10.6 Termination for Withdrawal of NDA or Branded Products. Either Party shall have the right to terminate this Agreement upon *** (***) days written notice to the other Party in the event of: (i) withdrawal of the NDA for the Branded Products; (ii) withdrawal of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Branded Products from the market for medical or scientific concerns as to toxicity, safety or efficacy; or (iii) withdrawal of the Branded Products upon the written request of any Regulatory Agency.

10.7 Force Majeure Events. If either Party is prevented from performing any of its obligations hereunder due to any cause which is beyond the non-performing Party’s reasonable control, including fire, explosion, flood, or other acts of God; acts, regulations, or laws of any government; war or civil commotion; strike, lock-out or labor disturbances; or failure of public utilities or common carriers; and, with respect to Manufacturer, Manufacturer’s Affiliates and Third Parties’ failure to supply Products (a “Force Majeure Event”), such non-performing Party shall not be liable for breach of this Agreement with respect to such non-performance to the extent any such non-performance is due to a Force Majeure Event. Such non-performance will be excused for as long as such event shall be continuing, provided that the non-performing Party gives immediate written notice to the other Party of the Force Majeure Event. Such non-performing Party shall exercise all reasonable efforts to eliminate the Force Majeure Event and to resume performance of its affected obligations as soon as practicable. Should the event of Force Majeure continue unabated for a period of *** (***) days or more, the Parties shall enter into good faith discussions with a view to alleviating its affects or to agreeing upon such alternative arrangements as may be fair and reasonable having regard to the circumstances prevailing at that time.

10.8 Statutory Rights. Distributor acknowledges that it is cognizant of certain state statutes that impose on a wholesaler, distributor or importer specific duties and obligations with regard to the termination of a distribution agreement. Notwithstanding the rights conferred under those statutes to a distributor, Distributor hereby waives its rights thereunder with respect to a valid termination pursuant to a right under this Agreement and in consideration of its appointment hereunder covenants not to sue Manufacturer, or submit a complaint to any Regulatory Agency or governmental authority, in the event of the termination of this Agreement except for the purpose of enforcing Distributor’s rights under this Agreement. This Section in no way affects the enforcement rights of Distributor to recover amounts earned pursuant to this Agreement.

10.9 Obligations Following Termination.

(a) Cessation of Distribution Efforts. Upon expiration or termination of this Agreement for any reason (other than termination under Section 10.4 for Manufacturer’s Event of Default), (i) Distributor shall immediately stop all distribution, marketing and sales of the Products, and (ii) other than termination under Section 10.4 for Distributor’s Event of Default, Distributor’s binding purchase commitments under Section 5.3(b) shall be canceled automatically.

(b) Repurchase of Inventory. Upon termination of this Agreement under Section 10.2(b), 10.2(c), 10.3(b), 10.4, 10.5, or 10.6 within two (2) months from the effective date of termination, Manufacturer shall purchase from Distributor, at the Supply Price paid for such Products, (i) in the case of termination under Section 10.2(b) or 10.6 (and upon Distributor’s request in the case of termination under Section 10.4 for Manufacturer’s Event of Default), all inventory of Products then held by Distributor; (ii) in the case of termination under Section 10.2(c), or 10.5, all saleable inventory of Products then held by Distributor that has no

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

less than *** (***) *** of remaining shelf life as of the date of termination; (iii) in the case of termination under Section 10.3(b), *** *** (***) of all saleable inventory of Products then held by Distributor that has no less than *** (***) *** of remaining shelf life as of the date of termination; and (iv) in the case of termination under Section 10.4 for Distributor’s Event of Default, Manufacturer shall have no obligation to repurchase any of Distributor’s inventory; provided that in the event of the occurrences described in (i), (ii) or (iii), Distributor shall have used its commercially reasonable efforts to reduce the amount of saleable inventory held at termination. In addition to the foregoing, upon termination under Section 10.2(b) or 10.6 (and upon Distributor’s request in the case of termination under Section 10.4 for Manufacturer’s Event of Default), Manufacturer shall reimburse Distributor for *** costs previously paid by Distributor under Section 5.1 for all inventory of Products purchased by Manufacturer under this Section 10.9(b), and all out-of-pocket *** costs associated with returning such inventory to Manufacturer. To the extent Manufacturer elects to remove a particular Product from this Agreement under Section 10.2(b), then the provisions contained in this Section 10.9(b) shall apply only to that Product so removed.

(c) Return of Launch Quantities. Upon termination of this Agreement under Section 10.2(a) or 10.3(a), Distributor shall promptly return all Products supplied by Manufacturer to Distributor, and any outstanding invoices from Manufacturer for such Products shall be canceled automatically.

10.10 Effects of Termination. Upon termination of this Agreement, (a) this Agreement shall thereafter have no effect, except as provided in Section 12.2, (b) payment obligations that have accrued and have been invoiced prior to the date of termination shall remain due and payable in accordance with the terms of this Agreement, and payment obligations that have accrued but have not been invoiced as of the date of termination shall be invoiced and paid in full within *** (***) days of receipt of such invoice, (c) all rights and licenses granted by Manufacturer to Distributor shall immediately cease, and (d) except as otherwise set forth herein, neither Party shall be relieved from liability for any breach of any representation, warranty or agreement hereunder occurring prior to such termination.

ARTICLE 11

CONFIDENTIALITY, PUBLIC ANNOUNCEMENTS AND DISCLOSURE

11.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, until the later of (i) the termination of this Agreement or (ii) ten (10) years after the date of disclosure, each of Distributor and its Affiliates, on the one hand, and Manufacturer and its Affiliates on the other (the “Recipient”), receiving or learning of any Confidential Information of the other Party (the “Disclosing Party”), shall keep such information confidential and shall not publish or otherwise disclose or use it for any purpose other than as provided for in this Agreement, except to the extent that it can be established by the Recipient that the Confidential Information:

(a) Was already known to the Recipient (other than under an obligation of confidentiality) at the time of receipt by the Recipient, and the Recipient can so demonstrate by documentary evidence to that effect;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b) Was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Recipient;

(c) Became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission in breach of a confidentiality obligation of the Recipient;

(d) Was disclosed to the Recipient (other than under an obligation of confidentiality) by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e) Was independently discovered or developed by the Recipient without the use of the Confidential Information of the Disclosing Party, and the Recipient can so demonstrate by documentary evidence to that effect.

11.2 Authorized Disclosure. Notwithstanding the foregoing, a Recipient may disclose Confidential Information of the Disclosing Party to a Third Party to the extent such disclosure is reasonably necessary to:

(a) Prosecute or defend litigation;

(b) Effectively exercise rights granted to the Recipient hereunder; or

(c) Comply with applicable governmental laws and regulations, orders, rulings, guidance documents, pronouncements, filing requirements and the like.

In the event a Recipient shall deem it necessary to disclose, pursuant to this Section 11.2, Confidential Information of the Disclosing Party, the Recipient shall, to the extent possible, give reasonable advance notice of such disclosure to the Disclosing Party, shall use reasonable efforts to minimize the scope of such disclosure, and shall cooperate with the Disclosing Party to take reasonable measures to ensure confidential treatment of such information, including, but not limited to, by requiring the Third Party to whom the Confidential Information is disclosed to agree in writing to maintain such information in confidence and to use it only for the purposes for which it is disclosed.

11.3 SEC Filings. If either party elects to file this Agreement with the Securities and Exchange Commissions (“SEC”), notwithstanding any other provision in this Agreement to the contrary, such filing with and disclosure by the SEC shall not constitute a breach of this Agreement; provided, however, that the electing party will request confidential treatment of the more sensitive terms hereof to the extent such confidential treatment is reasonably available. The electing party will provide the other party with an advance copy of the Agreement marked to show provisions for which the electing party intends to seek confidential treatment and will consider and take into account the other party’s reasonable comments thereon.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.4 Public Announcements. Neither Manufacturer nor Distributor shall issue any press release or make any other public announcement or otherwise disclose or announce this Agreement, the existence thereof, or the terms, conditions or subject matter hereof, without the prior written approval of the other Party, including without limitation, approval of the specific text of such release, announcement or statement; provided, that to the extent Manufacturer or Distributor, as the case may be, shall have received the advice of counsel that it is required to make an announcement or furnish a statement pursuant to the federal securities law or the laws of its jurisdiction of incorporation or any jurisdiction in which any of its securities are publicly traded or the rules of any stock exchange upon which its securities are listed or any registered securities quotation system on which such securities are traded, it shall be permitted, after providing the other Party with a copy of such announcement or statement at least *** (***) business days prior to its proposed issuance or submission, and after discussing such announcement or statement with the other Party and considering in good faith the modifications to such announcement or statement proposed by the other Party, to do so even if it has not obtained the approval of the other Party. Any determination that disclosure by a Party pursuant to this Section 11.4 is required shall be consistent with such Party’s past practices with respect to such disclosure.

11.5 Injunctive Relief. Anything herein to the contrary notwithstanding, the Parties acknowledge that any breach of the provisions of this Article 11 could cause irreparable harm and significant injury, which may be difficult to ascertain, and are not susceptible to monetary damages. Accordingly, the Parties agree that the Disclosing Party shall have the right to obtain the issuance of an ex parte restraining order or injunction to prevent any breach or continuing violation of the Recipient’s obligations hereunder, in addition to (and not in substitution of) any other remedies that may be available to the Disclosing Party at law or in equity.

ARTICLE 12

MISCELLANEOUS

12.1 Insurance. Each Party agrees to procure and maintain in full force and effect during the term of this Agreement and for as long as the Products sold by or on behalf of Distributor are in the marketplace valid and collectible insurance policies in connection with this Agreement, which policies shall provide for the type of insurance and amount of coverage described in Exhibit 12.1 to this Agreement. Upon written request, a Party shall provide the other a certificate of coverage or other written evidence reasonably satisfactory of such insurance coverage.

12.2 Survival. The provisions of Article 7 and 9 and those provisions of this Agreement dealing with rights and obligations after termination of this Agreement shall survive termination of this Agreement to the extent necessary to give effect to such provisions.

12.3 Independent Contractor Status; No Joint Venture or Partnership. Neither Party shall have any authority to obligate the other in any respect or to hold itself out as having any such authority. All personnel of Manufacturer shall be solely employees of Manufacturer and shall not represent themselves as employees of Distributor, and all personnel of Distributor shall be solely employees of Distributor and shall not represent themselves as employees of Manufacturer. Nothing herein shall be deemed to create a partnership or joint venture between the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.4 Binding Effect; Benefits; Assignment.

(a) This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective permitted successors and assigns. Nothing contained herein shall give to any other person any benefit or any legal or equitable right, remedy or claim.

(b) This Agreement shall not be assignable by Distributor without the prior written consent of Manufacturer, except that, subject to Section 10.2(d), Distributor shall be permitted to assign this Agreement without the prior written consent of Manufacturer to a Person acquiring all or substantially all of Distributor’s assets or voting stock. Such assignment shall be subject to the assignee agreeing in writing to assume the benefits and obligations of this Agreement. Distributor shall provide Manufacturer prompt notice of any such sale, or other Change of Control of Distributor promptly following consummation thereof.

12.5 Entire Agreement; Amendments. Before signing this Agreement, the Parties have had numerous conversations, including without limitation preliminary discussions, formal negotiations and informal conversations at meals and social occasions, and have generated correspondence, including certain financial projections, and other writings, in which the Parties discussed the transaction that is the subject of this Agreement and their aspirations for success. In such conversations and writings, individuals representing the Parties may have expressed their judgments and beliefs concerning the intentions, capabilities and practices of the Parties, and may have forecasted future events. The Parties recognize that such conversations and writings often involve an effort by both sides to be positive and optimistic about the prospects for the transaction. However, it is also recognized that all business transactions contain an element of risk, as does the transaction contemplated by this Agreement, and that it is normal business practice to limit the legal obligations of contracting parties to only those promises and representations which are essential to their transaction so as to provide certainty as to their future rights and remedies. Accordingly, this Agreement is intended to define the full extent of the legally enforceable undertakings of the Parties hereto, and no promise or representation, written or oral, which is not set forth explicitly in this Agreement is intended by either Party to be legally binding. Each of the Parties acknowledges that in deciding to enter into this Agreement and to consummate the transaction contemplated hereby none of them has relied upon any statements or representations, written or oral, other than those explicitly set forth herein or therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

12.6 Severability. In the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn while maintaining the intent of the Parties, so as not to be invalid, prohibited or unenforceable in such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

12.7 Remedies. Unless otherwise expressly provided, all remedies hereunder are cumulative, and in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

12.8 Notices. Any notice, request, consent or communication (collectively, a “Notice”) under this Agreement shall be effective if it is in writing and (i) personally delivered, (ii) sent by certified or registered mail, postage prepaid, return receipt requested, (iii) sent by an internationally recognized overnight delivery service, with delivery confirmed, or (iv) sent by facsimile, with receipt confirmed and hard copy delivered by regular mail; addressed as set forth in this Section 12.8 or to such other address as shall be furnished by either Party hereto to the other Party hereto. A Notice shall be deemed to have been given as of (i) the date when personally delivered, (ii) seven (7) business days after being deposited with the United States Postal Service, certified or registered mail, properly addressed, return receipt requested, postage prepaid, (iii) two business days after being delivered to said overnight delivery service properly addressed, or (iv) immediately upon receiving confirmation of receipt of the facsimile, as the case may be. All Notices shall specifically state: (i) the provision (or provisions) of this Agreement with respect to which such Notice is given, and (ii) the relevant time period, if any, in which the Party receiving the Notice must respond.

If to Manufacturer:	ViroPharma Incorporated
397 Eagleview Boulevard
Exton, PA 19431
	Attn:	Vice President, Commercial Operations
	Fax:	610-458-7380

With a copy to:
ViroPharma Incorporated
397 Eagleview Boulevard
Exton, PA 19431
	Attn:	Vice President, General Counsel
	Fax:	610-458-7380

If to Distributor:	Prasco, LLC
7155 E. Kemper Road
Cincinnati, Ohio 45249
Attention: E. Thomas Arington, Chairman and CEO
Fax: 513-618-3372

12.9 Waivers. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. The observance of any provision of this Agreement may be waived (either generally or in any particular instance) only with the written consent of the waiving Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.10 Counterparts. This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement. Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

12.11 Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.12 Construction. The Parties expressly agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

12.13 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, Distributor and Manufacturer intending legally to be bound hereby have caused this Agreement to be duly executed as of the date first above written.

VIROPHARMA INCORPORATED

By:	/s/ Michael de Rosen

Name:	Michel de Rosen
Title:	President and CEO

PRASCO, LLC

By:	/s/ Christopher H. Arington

Name:	Christopher H. Arington
Title:	President

Exhibit 2.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DESCRIPTION OF PRE-BOOKING ACTIVITIES

Pre-booking activities may consist of the following:

•	discussions with potential customers to make them aware of the upcoming availability of the Products as authorized generics from Distributor.

•	sales order booking starting ***-*** *** prior to the commercial launch of the Products.

•

shipment of the Products to any customer in anticipation of commercial launch where Distributor specifies in writing to the customer that it may not sell the Products until Distributor approves such sales.

Exhibit 3.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PRODUCTS AND SUPPLY PRICE

The Supply Price will be as follows:

Vancocin Capsules 125 mg and 250 mg:

1.	125 mg:	$*** per finished carton of Product

2.	250 mg:	$*** per finished carton of Product

For clarity, each finished carton of Product shall contains 2 blister packs of 10 capsules of Product

Exhibit 3.2(a)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PERCENTAGE OF NET DISTRIBUTABLE PROFITS

For each Product (on a Product by Product basis):

1. For all times that there is *** *** (***) *** selling a generic version of the Branded Product to a wholesaler, distributor or directly to a consumer in the Territory, Distributor shall pay Manufacturer *** *** (***) of Net Distributable Profits.

2. For all times that there are only *** (***) *** selling a generic version of the Branded Product to a wholesaler, distributor or directly to a consumer in the Territory, Distributor shall pay Manufacturer *** *** (***) of Net Distributable Profits.

3. For all times that there are more than *** (***) *** selling a generic version of the Branded Product to a wholesaler, distributor or directly to a consumer in the Territory, Distributor shall pay Manufacturer *** *** (***) of Net Distributable Profits.

If the date that the *** or *** *** first sells such generic product to a wholesaler, distributor or directly to a consumer occurs after the *** day of a month, the adjustment to the percentage of Net Distributable Profits shall become effective on the *** day of the month following the launch. If the date of such first sale occurs on or prior to the *** day of the month, the adjustment to the percentage of Net Distributable Profits shall become effective on the *** day of the month in which the launch occurs.

Exhibit 3.2(b)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ACCRUAL ROLLFORWARD REPORT

Prasco, LLC

Accrual Rollforward Report

for the quarter ended Month, Day, Year

	***	***	***	***	***	***	Total

Beginning Accruals as of Month, Date, Year	—	—	—	—	—	—	—

Accrual Additions	—	—	—	—	—	—	—

Actual Charges Against Accruals	—	—	—	—	—	—	—

Accrual Adjustments	—	—	—	—	—	—	—

Ending Accruals as of Month, Date, Year	—	—	—	—	—	—	—

Exhibit 3.3(a)(i)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

INVENTORY ACTIVITY REPORT

Prasco, LLC

Inventory Activity Report

Month, Year

PRODUCT NAME	NDC #	Units Received	Units Shipped	Current Inventory In Units	Cost per Unit	Inventory Valuation Gross

Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX

Total Product #1						XXX

Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX

Total Product #2						XXX

Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX

Total Product #3						XXX

Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX
Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX

Total Product #4						XXX

Strength / Package Size	—	XXX	XXX	XXX	XXX	XXX

Total Product #5						XXX

Grand Total						XXX

Exhibit 3.3(a)(ii)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Quarterly Report

for the quarterly period from             , XXXX through             , XXXX (as defined in Section 3.2)

	SKU		SKU		SKU		TOTAL
Net Sales (as defined in Section 1.27)

Gross Amount Billed/Invoiced (including taxes)	XXX		XXX		XXX		XXX

Less Deductions:

a) Amounts Actually Allowed or Taken:
***	XXX		XXX		XXX		XXX

	XXX		XXX		XXX		XXX

b) Amounts Accrued:
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX

	XXX		XXX		XXX		XXX

c) Adjustments to Amounts Previously Accrued:
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX
***	XXX		XXX		XXX		XXX

	XXX		XXX		XXX		XXX

d) Adjustments for Taxes	XXX		XXX		XXX		XXX

	XXX		XXX		XXX		XXX

Net Sales (as per Section 1.27)	XXX		XXX		XXX		XXX

Minus the Sum of:

Supply Price (as defined in Section 3.1)

Units—Billed / Invoiced—3rd Parties	XX		XX		XX
Multiplied by	*		*		*
Units—Supply Price (as per Exhibit 3.1)	XX		XX		XX

Supply Price (as per Section 3.1)	XX		XX		XX		XX

*** (as defined in Section ***)

Net Sales above (as per Section 1.27)	XXX		XXX		XXX
Multiplied by	*				*
*** (as defined in Section***)	x	%	x	%	x	%

***	XX		XX		XX		XX

Cost of ***, ***, etc. (as per Section ***)

Sum of Invoice Supply Price, ***, and Costs of ***, ***, etc.	XXX		XXX		XXX		XXX

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

NET DISTRIBUTABLE PROFITS (as defined in Section 1.26)	XXX		XXX		XXX		XXX

% of Net Distributable Profits Due (as per Exh. 3.2)		%		%		%		%

$ Share Manufacturer – This Period (As Remitted)	XXX		XXX		XXX		XXX

Exhibit 5.3(b)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

WHOLE LOT SIZES

125 mg presentation – *** packs

250 mg presentation – *** packs

Exhibit 7.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ADVERSE EVENT REPORTING

See attachment

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PRASCO

Adverse Event, Complaint and Customer Inquiry Record

Prasco Reference Number:	Time/date of case receipt: Initials of person receiving case: Supervisor's initials:

Source of Information

☐ Health Professional ☐ Consumer ☐ Account Manager

Caller Information

Name: (Initials are acceptable if name refused)	Company:	
Street address: (Include apartment or suite # if appropriate)		
City:	State:	Zip:
Phone number:	Email:	

Statement of Reason for Call

(Capture only what caller is willing to provide – Do not probe for information)

Drug, formulation and dosage mentioned:

Lot number and expiration date mentioned:

☐ Calling for self
☐ Calling for someone else (Complete the following if provided)

Name or initials:
Age:

☐ Female ☐ Male

Street address: (Include apartment or suite # if appropriate)		
City:	State:	Zip:
Phone number:	Email:	

Description of complaint or adverse event, with onset date(s) and outcome, if available:
(Quote directly whenever possible)

Resolution

Date QA Recorded:

Date Resolved: By:

Exhibit 12.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

INSURANCE

Each Party will obtain and maintain the following insurance coverage as specified in Section 12.1:

•	Distributor

•	Commercial general liability coverage with a limit of *** dollars ($***) per occurrence and *** dollars ($***) in the aggregate
•	Excess liability coverage, which provides coverage incremental to the above, with a limit of *** dollars ($***) per occurrence and in the aggregate

•	Products liability coverage with a limit of *** dollars ($***) per occurrence and in the aggregate

•	Manufacturer

•	Commercial general liability coverage with a limit of *** dollars ($***) per occurrence and in the aggregate

•	Products Liability coverage with a limit of *** dollars ($***) per occurrence and in the aggregate.